EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Josh Emanuel, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1)  The Annual Report on Form 10-KSB of DataWave Systems Inc. for the year ended March 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DataWave Systems Inc.
By:	/s/ Josh Emanuel
Josh Emanuel
Chairman, Chief Executive Officer
Dated:	June 29th, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to DataWave Systems Inc. and will be retained by DataWave Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.